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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                FEBRUARY 28, 2001


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

       STATE OR OTHER                           COMMISSION                             IRS EMPLOYER
        JURISDICTION                           FILE NUMBER:                           IDENTIFICATION
      OF INCORPORATION:                                                                   NUMBER:

          DELAWARE                                0-20766                               76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


                  ---------------------------------------------



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ITEM 5.  OTHER EVENTS

         On February 28, 2001, HCC Insurance Holdings, Inc. ("HCC") announced that it had priced a public offering of its Common Stock. HCC will offer 6,000,000 shares of Common Stock at a price of $23.35 per share. At the same time, HCC granted to the underwriters of the offering an over-allotment option to purchase up to an additional 900,000 shares of Common Stock. All of the shares are being offered by HCC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Exhibits.
                  --------

                  1.1 Form of Underwriting Agreement dated February 28, 2001, among HCC, Salomon Smith Barney Inc., Lehman Brothers Inc., Raymond James & Associates, Inc. and William Blair & Company, L.L.C., as Representatives of the Underwriters.

                  99.1     Press Release announcing public offering of Common
                           Stock.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 2, 2001                 HCC INSURANCE HOLDINGS, INC.



                                      By:      /s/ Frank J. Bramanti
                                         ---------------------------------------
                                               Frank J. Bramanti
                                               Executive Vice President


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                                   EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------

 1.1 Form of Underwriting Agreement dated February 28, 2001, among HCC, Salomon Smith Barney Inc., Lehman Brothers Inc., Raymond James & Associates, Inc. and William Blair & Company, L.L.C., as Representatives of the Underwriters.

 99.1     Press Release announcing public offering of Common Stock.